Exhibit 10(a)



INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 36 to Registration Statement No. 33-35412 of Northbrook Variable Annuity Account II of Northbrook Life Insurance Company on Form N-4 of our report dated February 20, 2002 relating to the financial statements and the related financial statement schedule of Northbrook Life Insurance Company, and our report dated March 8, 2002 relating to the financial statements of Northbrook Variable Annuity Account II, appearing in the Statements of Additional Information (which are incorporated by reference in the Prospectuses of Northbrook Variable Annuity Account II), which are part of such Registration Statement, and to the references to us under the heading "Experts" in such Statements of Additional Information.




/s/ Deloitte & Touche LLP
Chicago, Illinois
April 26, 2002

Exhibit 10(b)



                                   CONSENT OF
                                 FOLEY & LARDNER





         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectuses contained in Post-Effective Amendment No. 36 to the Form N-4 Registration Statement of Northbrook Variable Annuity Account II (File No. 033-35412).




                                         /s/ Foley & Lardner
                                         FOLEY & LARDNER

Washington, D.C.
April 16, 2002